UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 29, 2011

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100

Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Airgas, Inc. (“Airgas” or the “Company”) was held on August 29, 2011, where the Company’s stockholders voted on the following:

(1)	the election of four directors;

(2)	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012;

(3)	an advisory vote on the Company’s executive compensation; and

(4)	an advisory vote on a proposal regarding the frequency of future advisory votes on the Company’s executive compensation.

The final voting results for each such item are set forth below.

Election of Directors. The following persons were elected as directors for terms expiring at the 2014 Annual Meeting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter McCausland	55,242,121	6,352,093	5,425,938
Lee M. Thomas	49,029,836	12,564,378	5,425,938
John C. van Roden, Jr.	55,420,929	6,173,285	5,425,938
Ellen C. Wolf	53,637,679	7,956,535	5,425,938

Ratification of the Appointment of Independent Registered Public Accounting Firm. The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
66,391,308	602,886	25,958

Advisory Vote on the Company’s Executive Compensation. The following table summarizes the results of the advisory vote on the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,677,618	3,821,087	95,509	5,425,938

Advisory Vote Regarding the Frequency of Future Advisory Votes on the Company’s Executive Compensation. The following table summarizes the results of the advisory vote on the frequency of future advisory votes on the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstentions
56,441,226	161,644	4,820,884	170,460

The Airgas Board of Directors (the “Board”) carefully evaluated the results of the vote on this proposal, along with other relevant factors, in considering the frequency of future advisory votes on executive compensation. As a result, the Board determined that the Company will include a stockholder advisory vote on executive compensation in its proxy materials on an annual basis until the next required vote on the frequency of future advisory votes on the Company’s executive compensation.

Item 8.01	Other Events.

On August 29, 2011, the Airgas Board unanimously elected Peter McCausland, Airgas President and Chief Executive Officer, as Chairman of the Board and John C. van Roden, Jr. as Presiding Director, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 – Press Release dated August 29, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2011	AIRGAS, INC.
(Registrant)

	BY:	/S/ ROBERT H. YOUNG, JR.
Robert H. Young, Jr.
Senior Vice President and General Counsel

Exhibit Index

Exhibit 99.1	Press Release dated August 29, 2011